UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 1, 2010 ev3 Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-51348	32-0138874
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

3033 Campus Drive
Plymouth, Minnesota	55441
(Address of Principal Executive Offices)	(Zip Code)
(763) 398-7000
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
Agreement and Plan of Merger
     On June 1, 2010, ev3 Inc., a Delaware corporation (“ev3”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Covidien Group S.a.r.l., a Luxembourg company (“Parent”), and Parent’s wholly-owned subsidiary, COV Delaware Corporation, a Delaware corporation (“Purchaser”).
     Pursuant to the Merger Agreement, upon the terms and subject to the terms thereof:
•	Purchaser has agreed to commence a tender offer (the “Offer”) no later than June 15, 2010 to purchase all the outstanding shares of ev3 common stock (“Shares”) at a purchase price of $22.50 per share in cash (the “Offer Price”); and

•	as soon as practicable after the consummation of the Offer and satisfaction or waiver of certain conditions set forth in the Merger Agreement, Purchaser will merge with and into ev3 (the “Merger”), and ev3 will become an indirect wholly-owned subsidiary of Parent. In the Merger, each Share remaining outstanding following the consummation of the Offer, other than Shares held by ev3 or Parent or their respective subsidiaries, or by stockholders who have properly exercised their appraisal rights under Delaware law, will be converted into the right to receive cash in an amount equal to the Offer Price.
     The consummation of the Offer and the Merger are subject to certain closing conditions, including the expiration or termination of any waiting period (and any extension thereof) under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended. The consummation of the Offer is conditioned on Parent acquiring a majority of the Shares on a fully diluted basis. Neither the Offer nor the Merger is subject to a financing condition.
     The parties have agreed that if, following completion of the Offer, Parent, Purchaser and any other subsidiary of Parent collectively own at least 90% of the Shares, the Merger will be completed without a meeting of ev3’s stockholders pursuant to Delaware’s “short-form” merger statute.
     Following completion of the Offer, pursuant to the Merger Agreement and subject to applicable law, ev3 has granted to Purchaser an irrevocable option (the “Top-Up Option”) to purchase, at a per Share price equal to the Offer Price, newly-issued Shares in an amount up to the lowest number of Shares that, when added to the aggregate number of Shares owned by Parent, Purchaser and any other subsidiary of Parent, will constitute one Share more than 90% of the total Shares outstanding on a fully-diluted basis. In no event will the Top-Up Option be exercisable for a number of shares in excess of the total number of ev3’s then authorized but unissued shares. Subject to certain conditions, if more than 75% but fewer than 90% of the outstanding Shares are tendered in the Offer, the Purchaser will be required to exercise the Top-Up Option. The Top-Up Option terminates concurrently with any termination of the Merger Agreement.
     ev3 has agreed to customary covenants governing the conduct of its business, including the use of commercially reasonable efforts to operate its business in the ordinary course until the date following consummation of the Offer on which a majority of ev3’s board consists of designees of Purchaser or the date that the Merger Agreement is terminated in accordance with its terms. ev3 has agreed not to solicit or initiate discussions with third parties regarding other proposals to acquire ev3 and to certain restrictions on its ability to respond to any such proposal, subject to fulfillment of certain fiduciary requirements of ev3’s board of directors. The Merger Agreement also includes customary termination provisions for both ev3 and Parent and provides that, in connection with the termination of the Merger Agreement under specified circumstances, ev3 will be required to pay Parent a termination fee of $83,650,522.
     Upon completion of the Offer, pursuant to their respective terms, all of ev3’s outstanding options to purchase ev3 common stock, each share of restricted stock and each restricted stock unit with respect to ev3 common stock will vest, become exercisable and, in the case of restricted stock units, be settled in shares of ev3 common stock. Upon consummation of the Merger, each option to purchase ev3 common stock that is outstanding will be cancelled, and the holder of each such option will be entitled to receive an amount in cash equal to the excess of the Offer Price over the exercise price per share of such option, if any, multiplied by the total number of shares subject to such option. In addition, upon the consummation of the Merger, each share of restricted stock and each share of ev3 common stock issued in settlement of restricted stock units will be converted into the right to receive a cash payment equal to the Offer Price.
     This summary of the principal terms of the Merger Agreement and the copy of the Merger Agreement filed as an exhibit to this report are intended to provide information regarding the terms of the Merger Agreement and are not intended to modify or supplement any factual disclosures about ev3 in its public reports filed with the U.S. Securities and Exchange Commission (“SEC”). In particular, the Merger Agreement and related summary are not intended to be, and should not be relied upon as, disclosures regarding any facts and circumstances relating to ev3.
     The Merger Agreement includes customary representations, warranties and covenants of ev3, Parent and Purchaser made solely for the benefit of the parties to the Merger Agreement. The assertions embodied in those representations and warranties were made solely for purposes of the contract among ev3, Purchaser and Parent and may be subject to important qualifications and limitations agreed to by ev3, Purchaser and Parent in connection with the negotiated terms. Moreover, some of those representations and warranties may not be accurate or complete as of any specified date, may be subject to a contractual standard of materiality different from those generally applicable to ev3’s SEC filings or may have been used for purposes of allocating risk among ev3, Purchaser and Parent rather than establishing matters as facts. Investors should not rely on the representations, warranties and covenants or any description thereof as characterizations of the actual state of facts of ev3, Parent, Purchaser or any of the respective subsidiaries or affiliates.
     The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which is filed as Exhibit 2.1 hereto and incorporated herein by reference.
Guarantee
     Pursuant to a guarantee issued to ev3 by Covidien International Finance S.A., a Luxembourg corporation and the parent corporation of Parent (“CIFSA”), Parent’s covenants, obligations and undertakings under the Merger Agreement, including, without limitation, the Parent’s guarantee of the payment and performance of the obligations of the Purchaser under the Merger Agreement, are guaranteed by CIFSA, subject to the terms and conditions set forth in such guarantee. The foregoing description of the guarantee does not purport to be complete and is qualified in its entirety by reference to the full text of the guarantee, which is filed as Exhibit 99.1 hereto and incorporated herein by reference.
Tender and Voting Agreement
     In connection with the Merger Agreement, Parent and Purchaser have entered into a Tender and Voting Agreement with certain entities affiliated with Warburg Pincus Equity Partners, L.P. pursuant to which, among other things, such stockholders have agreed to tender (and deliver any certificates evidencing) a number of Shares in the aggregate equal to approximately 24.0% of the outstanding Shares, or cause such Shares to be tendered, into the Offer promptly following the commencement of the Offer, and in any event no later than the five business days following the commencement of the Offer. The foregoing description of the Tender and Voting Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the form of Tender and Voting Agreement, which is filed as Exhibit 99.2 hereto and incorporated herein by reference.
Financial Advisors and Legal Advisors
     JPMorgan Securities Inc. served as exclusive financial advisor to ev3 and delivered a fairness opinion to the ev3 Board of Directors on the transaction. Piper Jaffray & Co. also delivered a fairness opinion to the ev3 Board of Directors on the transaction. Oppenheimer Wolff & Donnelly LLP and Willkie Farr & Gallagher LLP served as legal counsel to ev3 on the transaction.
Item 8.01 Other Events.
     On June 1, 2010, ev3 and Parent issued a joint press release announcing the execution of the Merger Agreement, a copy of which is filed as Exhibit 99.3 hereto and incorporated herein by reference.
Notice to Investors
     The Offer for Shares of ev3 referred to in this current report on Form 8-K has not yet commenced. This report and the description contained herein is neither an offer to purchase nor a solicitation of an offer to sell any securities. The solicitation and the offer to buy Shares will be made pursuant to an offer to purchase and related materials that Purchaser intends to file with the SEC.
     At the time the Offer is commenced, Purchaser will file a Tender Offer Statement on Schedule TO (including an offer to purchase, letter of transmittal and related tender offer documents) with the SEC and ev3 will file with the SEC a Solicitation/Recommendation Statement on Schedule 14D-9 with respect to the Offer. Stockholders of ev3 are strongly advised to read the Tender Offer Statement and the related Solicitation/Recommendation Statement because they will contain important information that stockholders should consider before making any decision regarding the Offer. The Tender Offer Statement and certain other offer documents, as well as the Solicitation/Recommendation Statement, will be made available to all stockholders of ev3 at no expense to them. These documents will be available at no charge on the SEC’s web site at http://www.sec.gov. Investors and stockholders may also obtain, at no charge, the documents filed with or furnished to the SEC by ev3 at http://www.ev3.net.
Forward-Looking Statements
     This report contains forward-looking statements that are not historical facts. ev3 has identified some of these forward-looking statements with words like “believe,” “may,” “could,” “would,” “might,” “possible,” “potential,” “will,” “should,” “expect,” “intend,” “plan,” “anticipate,” “estimate,” “approximate” “outlook” or “continue” or the negative of these words, other terms of similar meaning or the use of future dates. Forward-looking statements in this report include without limitation statements regarding the anticipated timing of filings and approvals relating to the transaction; statements regarding the expected timing of the completion of the transaction; statements regarding the ability to complete the transaction considering the various closing conditions; any statements of expectation or belief; and any statements of assumptions underlying any of the foregoing. Investors and security holders are cautioned not to place undue reliance on these forward-looking statements. Actual results could differ materially from those currently anticipated due to a number of risks and uncertainties. Risks and uncertainties that could cause results to differ from expectations include: uncertainties as to the timing of the Offer and

Merger; uncertainties as to how many of ev3’s stockholders will tender their Shares in the Offer; the risk that competing offers will be made; the possibility that various closing conditions for the transaction may not be satisfied or waived, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the transaction; the effects of disruption from the transaction making it more difficult to maintain relationships with employees, customers, vendors and other business partners; the risk that stockholder litigation in connection with the Offer and Merger may result in significant costs of defense, indemnification and liability; other business effects, including the effects of industry, economic or political conditions outside of ev3’s control; transaction costs; actual or contingent liabilities; and other risks and uncertainties discussed in ev3’s filings with the SEC, including the “Risk Factors” sections of ev3’s most recent annual report on Form 10-K and subsequent quarterly report on Form 10-Q, as well as the tender offer documents to be filed by Purchaser and the Solicitation/Recommendation Statement to be filed by ev3. Copies of ev3’s filings with the SEC may be obtained at the “Investors” section of ev3’s website at http://www.ev3.net. ev3 does not undertake any obligation to update any forward-looking statements as a result of new information, future developments or otherwise, except as expressly required by law. All forward-looking statements in this report are qualified in their entirety by this cautionary statement. ev3 notes that forward-looking statements made in connection with the Offer are not subject to the safe harbors created by the Private Securities Litigation Reform Act of 1995, as amended. ev3 is not waiving any other defenses that may be available under applicable law.
Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits.

Exhibit No.	Description
2.1	Agreement and Plan of Merger, dated as of June 1, 2010, among Covidien Group S.a.r.l, COV Delaware Corporation and ev3 Inc.* (filed herewith)

99.1	Guaranty, dated as of June 1, 2010, by Covidien International Finance S.A. (filed herewith)

99.2
Tender and Voting Agreement, dated as of June 1, 2010, among Covidien Group S.a.r.l, COV Delaware Corporation, Warburg, Pincus Private Equity Partners LP, Warburg, Pincus Netherlands Equity Partners I, C.V., and Warburg, Pincus Netherlands Equity Partners III, C.V.(filed herewith)

99.3	Joint Press Release dated June 1, 2010 (filed herewith)

*	The schedules to the Merger Agreement have been omitted from this filing pursuant to Item 601(b)(2) of Regulation S-K. ev3 will furnish copies of any such schedules to the U.S. Securities and Exchange Commission upon request.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 1, 2010	ev3 Inc.
	By:	/s/ Kevin M. Klemz
		Name:	Kevin M. Klemz
		Title:	Senior Vice President, Secretary and Chief Legal Officer

ev3 INC.
CURRENT REPORT ON FORM 8-K
EXHIBIT INDEX

Exhibit No.	Description	Method of Filing
2.1	Agreement and Plan of Merger, dated as of June 1, 2010, among Covidien Group S.a.r.l, COV Delaware Corporation and ev3 Inc.*	Filed herewith

99.1	Guaranty, dated as of June 1, 2010, by Covidien International Finance S.A.	Filed herewith

99.2
Tender and Voting Agreement, dated as of June 1, 2010, among Covidien Group S.a.r.l, COV Delaware Corporation, Warburg, Pincus Private Equity Partners LP, Warburg, Pincus Netherlands Equity Partners I, C.V., and Warburg, Pincus Netherlands Equity Partners III, C.V.
Filed herewith

99.3	Joint Press Release dated June 1, 2010	Filed herewith

*	The schedules to the Merger Agreement have been omitted from this filing pursuant to Item 601(b)(2) of Regulation S-K. ev3 will furnish copies of any such schedules to the U.S. Securities and Exchange Commission upon request.